Exhibit 10.3

THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144, OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

SUBJECT TO THE PROVISIONS OF SECTION 10 HEREOF, THIS WARRANT SHALL BE VOID AFTER 5:00 P.M. EASTERN TIME ON DECEMBER 31, 2014 (the “EXPIRATION DATE”).

This Warrant was issued in exchange for a warrant of like tenure originally issued by Night Culture, Inc., a Texas corporation (the “Subsidiary”), and assumed by the Company pursuant that certain Assignment and Assumption Agreement executed as of February 27, 2012 by the Company and the Subsidiary.  The issuance of this Warrant was exempt from registration pursuant Section 3(a)(9) of the Securities Act.

Warrant No.   NC  ________________

NIGHTCULTURE INC.

WARRANT TO PURCHASE 500,000 SHARES OF
COMMON STOCK, NO PAR VALUE

For VALUE RECEIVED, __________________ (“Warrantholder”), is entitled to purchase, subject to the provisions of this Warrant, from NightCulture Inc., a Nevada corporation (“Company”), at any time not later than 5:00 P.M., Eastern time, on the Expiration Date (as defined above), at an exercise price per share equal to the Warrant Price (as defined below), 500,000 shares (“Warrant Shares”) of the Company’s common stock, $0.001 par value per share (“Common Stock”).  The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.

The “Warrant Price” shall mean the price equal to seventy percent (70%) of the average of the closing sale prices of the Company’s Common Stock determined as follows (i) if the Common Stock is traded on a securities exchange or through the Nasdaq Markets (such as Global or Global Select or Capital Market) (“Nasdaq Market”), the average closing sales price of the Common Stock on the Nasdaq Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. over the twenty (20) consecutive trading day period ending on the date on which the Exercise Agreement and aggregate Warrant Price are delivered to the Company (the “Exercise Date”); (ii) if the Common Stock is quoted for trading on the OTC Bulletin Board, the average closing sale price of the Common Stock as so reported over the twenty (20) consecutive trading day period ending on the Exercise Date; and (iii) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in any of the OTC Markets (such as the OTCQX, OTCQB and OTC Pink but excluding the Grey Market) (the ”OTC Market”) published by OTC Markets Group Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the average of the last accepted bid price per share of Common Stock as so reported over the twenty (20) consecutive trading day period ending on the Exercise Date.

Section 1.  Registration.  The Company shall maintain books for the transfer and registration of the Warrant.  Upon the initial issuance of this Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

Section 2.  Transfers.  As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from such registration.  Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of its counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act, to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

Section 3.  Exercise of Warrant.

(a) Subject to the provisions hereof, the Warrantholder may exercise this Warrant in whole or in part at any time prior to its expiration upon surrender of the Warrant, together with delivery of the duly executed Warrant exercise form attached hereto as Appendix A (the “Exercise Agreement”) and payment by cash, certified check or wire transfer of funds for the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the Warrantholder); provided, however, that in no event shall the Warrantholder be entitled to exercise this Warrant in excess of such number of Warrant Shares upon the exercise of which the sum of (1) the number of shares of Common Stock beneficially owned by the Warrantholder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the exercised portion of the Company Warrants (as defined in Section 18 hereof) or the unexercised or unconverted portion of any other security of the Company subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock.  For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso.  The Warrantholder shall deliver the Exercise Agreement to the Company’s Chief Executive Officer by facsimile (to 281-605-1333) and by Email (mike@nightculture.com).  The Warrant Shares so purchased shall be deemed to be issued to the Warrantholder or the Warrantholder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company), the Warrant Price shall have been paid and the completed Exercise Agreement shall have been delivered.  Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Warrantholder within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised.  The certificates so delivered shall be in such denominations as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder.

If by the third business day following the date this Warrant is duly exercised in accordance the preceding paragraph in this Section 3(a), the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to this Section 3, and if after such date and prior to the receipt of such Warrant Shares, shares of Common Stock are purchased by or for the account of the Warrantholder to deliver in satisfaction of a sale by the Warrantholder of the Warrant Shares which the Warrantholder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Warrantholder the amount by which (x) the Warrantholder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Warrantholder in connection with such exercise by (B) the closing price of the Common Stock on the date the Exercise Form was delivered and (2) deliver to the Warrantholder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder.  The Warrantholder shall provide the Company written notice indicating the amounts payable to the Warrantholder in respect of the Buy-In.

If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Warrantholder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.  As used herein, “business day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

(b)   Net Issue Election.  At any time prior to the Expiration Date, the Warrantholder may elect to receive, without the payment by the Warrantholder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant, or such portion to the Company, with the net issue election notice annexed hereto as Appendix B duly executed, at the office of the Company.  Thereupon, the Company shall issue to the Warrantholder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

X = Y ( A – B )
A

where	X = the number of shares to be issued to the Warrantholder pursuant to this Section 3(b).

Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 3(b).

A = the VWAP (as defined below).

B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 3(b).

For purposes of this Section 3(b), the “VWAP” of a security of the Company as of a particular date shall be determined as follows:  (i) if traded on a securities exchange or through the Nasdaq Market, the daily volume weighted average price of the Common Stock on the Nasdaq Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time) over the thirty (30) day period ending on the business day immediately prior to the net issue election; (ii) if traded on the OTC Bulletin Board, the volume weighted average price of the Common Stock over the thirty (30) day period ending on the business day immediately prior to the net issue election; (iii) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the OTC Market published by OTC Markets Group Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the volume weighted average of the last accepted bid price per share of Common Stock as so reported over the thirty (30) day period ending on the business day immediately prior to the net issue election; and (iv) if there is no active public market, the fair market value shall be determined in good faith by the Board.  The Board shall promptly respond in writing to an inquiry by the Warrantholder as to the VWAP of the Company’s Common Stock.

Section 4.  Compliance with the Securities Act of 1933.  The Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

Section 5.  Payment of Taxes.  The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the Warrantholder in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company’s reasonable satisfaction that such tax has been paid.  The Warrantholder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

Section 6.  Mutilated or Missing Warrants.  In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Company.

Section 7.  Reservation of Common Stock.  The Company hereby represents and warrants that there have been reserved, and the Company shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued shares of Common Stock, sufficient shares to provide for the exercise of the rights of purchase represented by this Warrant.  The Company agrees that all Warrant Shares issued upon due exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company.

Section 8.  Adjustments.  Subject and pursuant to the provisions of this Section 8, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

(a)  If the Company shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock that is in excess of twenty percent (20%) of the then-issued and outstanding shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares that is in excess of twenty percent (20%) of the then-issued and outstanding shares of Common Stock or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the number of Warrant Shares purchasable upon exercise of the Warrant and the Warrant Price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Company so that the Warrantholder thereafter exercising the Warrant shall be entitled to receive the number of shares of Common Stock or other capital stock which the Warrantholder would have received if the Warrant had been exercised immediately prior to such event upon payment of a Warrant Price that has been adjusted to reflect a fair allocation of the economics of such event to the Warrantholder.  Such adjustments shall be made successively whenever any event listed above shall occur.  This Warrant shall not be adjusted for any stock dividend, distribution in shares of Common Stock or stock dividend that is equal to or less than twenty percent (20%) of the then-issued and outstanding Common Stock.

(b)  If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.  The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Warrantholder, at the last address of the Warrantholder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrantholder may be entitled to purchase, and the other obligations under this Warrant.  The provisions of this paragraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

(c)  In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 8(a)), or subscription rights or warrants, the Warrant Price to be in effect after such payment date shall be determined by multiplying the Warrant Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price (as defined below) per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Company’s Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock immediately prior to such payment date.  “Market Price” as of a particular date (the “Valuation Date”) shall mean the following: (a) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date; (b) if the Common Stock is then quoted on the Nasdaq Market, the closing sale price of one share of Common Stock on Nasdaq Market on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low asked price quoted on the Nasdaq Market or through the OTC Bulletin Board or the OTC Market on the last trading day prior to the Valuation Date; or (c) if the Common Stock is not then listed on a national stock exchange or quoted on the Nasdaq Market or through the OTC Bulletin Board or the OTC Market, the fair market value of one share of Common Stock as of the Valuation Date shall be determined in good faith by the Board of Directors of the Company and the Warrantholder.  If the Common Stock is not then listed on a national securities exchange or quoted on the Nasdaq Market or through the OTC Bulletin Board, the Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Warrantholder prior to the exercise hereunder as to the fair market value of a share of Common Stock as determined by the Board of Directors of the Company.  In the event that the Board of Directors of the Company and the Warrantholder are unable to agree upon the fair market value in respect of subpart (c) hereof, the Company and the Warrantholder shall jointly select an appraiser, who is experienced in such matters.  The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne equally by the Company and the Warrantholder.  Such adjustment shall be made successively whenever such a payment date is fixed.

(d)  If the Company repurchases or retires any of its issued and outstanding shares of Common Stock, the number of Warrant Shares purchasable under this Warrant shall be reduced, on a pro rata basis, to the extent of such reduction of the issued and outstanding shares of Common Stock.  No such adjustment to the Warrant Shares shall be made for the retirement or repurchase of any security that is exercisable for or convertible or exchangeable into shares of Common Stock.

(e)  An adjustment to the Warrant Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

(f)  In the event that, as a result of an adjustment made pursuant to this Section 8, the Warrantholder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

Section 9.  Fractional Interest.  The Company shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant.  If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 9, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising Warrantholder an amount in cash equal to the Market Price of such fractional share of Common Stock on the date of exercise.

Section 10.  Benefits.  Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

Section 11.  Notices to Warrantholder.  Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.  Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

Section 12.  Identity of Transfer Agent.  The Company acts as the transfer agent for the Common Stock.  Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company’s capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.

Section 13.  Notices.  Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given only if such notice is sent both by facsimile and Email; provided, however, that such notice shall be deemed given if actually received even though regardless if only sent by facsimile or by Email.  Notwithstanding the foregoing, notice may be given as hereinafter described, however, notices delivered in such manner shall not be deemed given unless actually received:  (i) by personal delivery, (ii) by mail, and (iv) by an internationally recognized overnight air courier.  All notices shall be addressed as follows: if to the Warrantholder, at its address as set forth in the Company’s books and records and, if to the Company, at the address as follows, or at such other address as the Warrantholder or the Company may designate by ten days’ advance written notice to the other:

If to the Company:

NightCulture, Inc.
16107 Kensington Drive, #103
Sugar Land, TX 77479
Attention:  Mr. Michael Long, Chief Executive Officer
Facsimile:  (281) 605-1333
Email:  mike@nightculture.com

Section 14.  Company Registrations.  Prior to the Expiration Date, if (and on each occasion that) the Company proposes to register any of its securities under the Securities Act, either for the Company’s own account or for the account of any of its security holders (each such registration not withdrawn or abandoned prior to the effective date thereof, a “Piggyback Registration”), the Company will give written notice to the Warrantholder (and to any successor, assign or heir of the initial Warrantholder) of such registration at least 30 days prior to the anticipated filing date of such Piggyback Registration.  The Warrantholder shall have ten (10) business days from the receipt of such notice from the Company to inform the Company of the inclusion of the Warrants Shares in such Piggyback Registration.  Upon the receipt of notice from the Warrantholder, the Company shall include the Warrant Shares in such Piggyback Registration.  Notwithstanding the foregoing, the Company will not be obligated to give notice to Warrantholder nor include the Warrant Shares in any registration (1) by the Company that covers the resale of shares of Common Stock issued or issuable pursuant to any equity line of credit or similar financings provided to the Company by the initial Warrantholder or (2) on Form S-8 or similar limited-purpose form of registration statement effected solely to implement an employee benefit plan or any registration on Form S-4 or similar limited-purpose form of registration statement effected solely to implement an acquisition.

Section 15.  Successors.  All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

Section 16.  Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of Nevada, without reference to the choice of law provisions thereof.  The Company and, by accepting this Warrant, the Warrantholder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of Texas located in the County of Harris, State of Texas and the United States District Court for the Southern District of Texas for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant.  The Company and, by accepting this Warrant, the Warrantholder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  The Company and, by accepting this Warrant, the Warrantholder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE WARRANTHOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

Section 17.  No Rights as Stockholder.  Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a stockholder of the Company by virtue of its ownership of this Warrant.

Section 18.  Amendment; Waiver.  This Warrant is one of a series of Warrants of like tenor issued by the Company pursuant to the issuance of its Convertible Debentures Units and initially covering an aggregate of 12,500,000 shares of Common Stock (collectively, the “Company Warrants”).  Any term of this Warrant may be amended or waived (including the adjustment provisions included in Section 8 of this Warrant) upon the written consent of the Company and the Warrantholder.  A waiver or amendment of this Warrant shall not be an amendment or waiver to any of the other Company Warrants without the written consent of the holder(s) of such other Company Warrants.

Section 19.  Section Headings.  The section headings in this Warrant are for the convenience of the Company and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the ______ day of __________, 20___.

NIGHTCULTURE INC.

By:___________________________
Name: Michael Long
Title: Chief Executive Officer

APPENDIX A
NIGHTCULTURE INC.
WARRANT EXERCISE FORM

To NightCulture Inc.:

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant (“Warrant”) for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant, _______________ shares of Common Stock (“Warrant Shares”) provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

_______________________________
Name
________________________________
Address
________________________________

________________________________
Federal Tax ID or Social Security No.

and delivered by (certified mail to the above address, or (electronically (provide DWAC Instructions:___________________), or(other (specify): __________________________________________). and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

Dated: ___________________, ____

Note: The signature must correspond with	Signature:______________________________
the name of the Warrantholder as written
on the first page of the Warrant in every	______________________________
particular, without alteration or enlargement	Name (please print)
or any change whatever, unless the Warrant
has been assigned.	______________________________
______________________________
Address
______________________________
Federal Identification or
Social Security No.

Assignee:
_______________________________
_______________________________
_______________________________

APPENDIX B
NIGHTCULTURE INC.
NET ISSUE ELECTION NOTICE

To: ___________________	Date _________

The undersigned hereby elects under Section 3 to surrender the right to purchase ________________ shares of Common Stock pursuant to this Warrant. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.

________________________________
Signature

________________________________
Name for Registration

________________________________
Mailing Address